UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

AXS-ONE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

October 22, 2007

Dear Fellow Stockholder:

Our board of directors has called a special meeting of stockholders to be held at our offices located at 301 Route 17 North, Rutherford, NJ 07070 on Thursday, November 29, 2007, at 10:00 a.m. for the sole purpose of approving an amendment to AXS-One’s certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 125,000,000.

We look forward to greeting personally those stockholders who are able to be present at the special meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Therefore, you are requested to sign and date the enclosed proxy and return it in the envelope provided.

Thank you for your cooperation.

Sincerely yours,
William P. Lyons Chief Executive Officer and Chairman of the Board

AXS-ONE INC.
301 Route 17 North
Rutherford, NJ 07070

 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

November 29, 2007

TO OUR STOCKHOLDERS:

A special meeting of stockholders of AXS-One Inc. will be held at our offices located at 301 Route 17 North, Rutherford, NJ 07070 on Thursday, November 29, 2007, at 10:00 a.m. for the following purpose:

(1)	To approve an amendment to AXS-One’s certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 125,000,000.

Only stockholders of record at the close of business on October 18, 2007 are entitled to notice of and to vote at the special meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at the address above.

We urge you to read the enclosed proxy statement carefully so that you may be informed about the business to come before the special meeting or any adjournment thereof. Whether or not you expect to attend the special meeting, your vote is important. To assure your representation at the special meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.

By Order of the Board of Directors,
/s/ William P. Lyons WILLIAM P. LYONS Chief Executive Officer and Chairman of the Board

Rutherford, New Jersey
October 22, 2007

AXS-One Inc.

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

November 29, 2007

AXS-One Inc. is providing this proxy statement to stockholders of record of as of the close of business on October 18, 2007 in connection with the solicitation of proxies by our board of directors for use in connection with the special meeting of stockholders to be held on Thursday, November 29, 2007.

 Proxies and Voting Procedures

Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions on the proxy. If no instructions are given, each proxy received will be voted ‘‘FOR’’ the amendment to the certificate of incorporation to increase the number of authorized shares of AXS-One common stock from 50,000,000 to 125,000,000. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting. Abstentions and broker non-votes will have the effect of a vote ‘‘AGAINST’’ the proposal, since the affirmative votes of a majority of the outstanding shares of AXS-One common stock are required to approve the proposal.

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice with our corporate Secretary (AXS-One Inc., 301 Route 17 North, Rutherford, New Jersey 07070, Attention: Secretary), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the special meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the special meeting and any adjournment thereof and will not be used for any other meeting.

The expense of this proxy solicitation will be borne by AXS-One. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by our directors or employees without additional compensation. We will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

The mailing address of our principal executive offices is AXS-One Inc., 301 Route 17 North, Rutherford, New Jersey 07070. This proxy statement and the accompanying form of proxy are being mailed to our stockholders on or about October 24, 2007.

Unless we receive contrary instructions from one or more of the affected stockholders, only one copy of this proxy statement is being delivered to multiple stockholders sharing the same address. We hereby undertake to promptly deliver a separate copy of this proxy statement upon the written or oral request of any stockholder to whom the previous sentence applies. Any written or oral request should be made to our corporate Secretary at the address set forth in the preceding paragraph or by telephone (201-935-3400). Stockholders sharing the same address and currently receiving only one copy of the proxy statement but desiring multiple copies of such materials in the future, or currently receiving multiple copies of the proxy statement but desiring only one copy of such materials in the future, should contact our Secretary as provided in the previous sentence.

VOTING SECURITIES

AXS-One has only one class of voting securities, our common stock, par value $0.01 per share. At the special meeting, each stockholder of record at the close of business on October 18, 2007 will be entitled to one vote for each share of common stock owned on that date as to the matter presented at the special meeting. On October 18, 2007 there were 37,536,425 shares of common stock outstanding. A list of stockholders eligible to vote at the special meeting will be available for inspection at the special meeting and for a period of ten days prior to the special meeting during regular business hours at our principal executive offices at the address specified above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as specified below, the following table sets forth certain information regarding beneficial ownership of our common stock as of October 1, 2007 by (i) each director (ii) each of the named executive officers, (iii) each person known by us to be the beneficial owner of more than 5% of our common stock and (iv) all executive officers and directors as a group. The information concerning beneficial owners of more than 5% of our common stock is based on filings with the SEC on Schedules 13D, 13G and on Forms 3, 4, and 5 and certain other information obtained by us.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percentage of Shares Outstanding (1)
William P. Lyons	2,088,072	(2)	5.4%
Timothy P. Bacci	5,533,025	(3)	13.6%
Anthony H. Bloom	32,500	(4)	*
Daniel H. Burch	175,307	(5)	*
Harold D. Copperman	572,402	(6)	1.5%
Robert Migliorino	330,349	(7)	*
Elias Typaldos	921,624	(8)	2.5%
Gennaro Vendome	1,626,672	(9)	4.3%
Allan Weingarten	135,000	(10)	*
Joseph Dwyer	602,523	(11)	1.6%
Philip L. Rugani	2,013,200	(12)	5.4%
Robert Milks	42,500	(13)	*
All current directors and executive officers as a group (11 persons)	14,030,674	(14)	33.0%
Other Beneficial Owners
BlueLine Partners, LLC	5,533,025	(15)	13.6%
Jurika Family Trust U/A 3/17/1989	5,225,066	(16)	13.4%
RIT Capital Partners plc	2,418,379	(17)	6.4%

*	Represents beneficial ownership of less than one percent of the AXS-One common stock outstanding.
(1)	Applicable percentage of ownership as of October 1, 2007 is based upon 37,536,425 shares of common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Also gives effect to the shares of common stock issuable within 60 days of October 1, 2007 upon exercise of all options and other rights beneficially owned by the indicated stockholders on that date.
(2)	Includes (i) 900,000 shares of common stock which may be purchased upon exercise of stock options, (ii) 515,732 shares of restricted common stock, (iii) 99,600 shares owned by the Lyons Family Trust dated February 11, 1992, (iv) 157,866 shares owned by Lyons Partners and (v) 31,573 shares issuable upon exercise of warrants held by Lyons Partners. Mr. Lyons has voting and dispositive power over the shares held by Lyons Family Trust and Lyons Partners.

(3)	Mr. Bacci is a managing director of BlueLine Partners. See footnote (15) below for a description of the shares beneficially owned by Mr. Bacci and BlueLine Partners.
(4)	Represents (i) 22,500 shares issuable upon exercise of stock options and (ii) 10,000 shares of restricted stock. Mr. Bloom is an investment consultant to RIT Capital Partners plc, an entity that owns more than 5% of our common stock. Mr. Bloom does not have voting or dispositive power over the shares held by RIT Capital Partners plc.
(5)	Includes (i) 115,000 shares of common stock which may be purchased upon the exercise of stock options, (ii) 17,500 shares of restricted stock and (iii) 6,718 shares issuable upon exercise of warrants.
(6)	Includes (i) 22,500 shares of common stock which may be purchased upon the exercise of stock options and (ii) 10,000 shares of restricted stock.
(7)	Includes (i) 148,000 shares of common stock which may be purchased upon the exercise of stock options, (ii) 17,500 shares of restricted stock and (iii) 20,153 shares issuable upon exercise of warrants.
(8)	Includes (i) 120,751 shares held by Judith Typaldos, Mr. Typaldos’ wife, (ii) 96,000 shares held by Judith Typaldos as custodian for Mr. Typaldos’ children and (iii) 228,806 shares held in trusts for Mr. Typaldos’ children of which Judith Typaldos is trustee.
(9)	Includes (i) 89,407 shares held by Carol Vendome, Mr. Vendome’s wife, (ii) 149,062 shares held by the Gennaro Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iii) 151,297 shares held by the Carol Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iv) 87,905 shares held by or on behalf of Mr. Vendome’s children, (v) 246,272 shares held by the Vendome Family Limited Partnership and (vi) 13,435 shares of common stock which may be purchased upon exercise of warrants held by the Vendome Family Limited Partnership.
(10)	Includes (i) 105,000 shares of common stock which may be purchased upon exercise of stock options and (ii) 17,500 shares of restricted stock.
(11)	Includes (i) 201,911 shares of restricted common stock, (ii) 300,000 shares of common stock which may be purchased upon the exercise of stock options, (iii) 77,177 shares held by the Carol N. Dwyer Living Trust dated 6/19/03 and (iv) 13,435 shares issuable upon exercise of warrants held by the Carol N. Dwyer Living Trust dated 6/19/03.
(12)	Includes 500,000 shares of restricted stock.
(13)	Consists of shares of common stock which may be purchased upon the exercise of stock options.
(14)	Includes (i) 1,613,000 shares of common stock which may be purchased upon the exercise of stock options, (ii) 1,285,314 shares issuable upon exercise of warrants, (iii) 1,500,000 shares of common stock issuable upon conversion of principal of Series A 6% Secured Convertible Promissory Notes and (iv) 600,000 shares of common stock issuable upon conversion of principal of Series B 6% Secured Convertible Promissory Notes.
(15)	Consists of: (i) 1,899,815 shares of common stock held by BlueLine Capital Partners, LP, (ii) 150,350 shares of common stock held by BlueLine Capital Partners II, LP, (iii) 142,860 shares of common stock held by BlueLine Capital Partners III, LP, (iv) 40,000 shares of restricted common stock held by Timothy P. Bacci, (v) 1,250,000 shares of common stock issuable upon conversion of principal of Series A 6% Secured Convertible Promissory Notes held by BlueLine Capital Partners, LP, (vi) 500,000 shares of common stock issuable upon conversion of principal of Series B 6% Secured Convertible Promissory Notes held by BlueLine Capital Partners, LP, (vii) 1,000,000 shares of common stock issuable upon exercise of warrants held by BlueLine Capital Partners, LP, (viii) 250,000 shares of common stock issuable upon conversion of Series A 6% Secured Convertible Promissory Notes held by BlueLine Capital Partners II, LP, (ix) 100,000 shares of common stock issuable upon conversion of Series B 6% Secured Convertible Promissory Notes held by BlueLine Capital Partners II, LP and (x) 200,000 shares of common stock issuable upon exercise of warrants held by BlueLine Capital Partners II, LP. Timothy P. Bacci, a managing director of BlueLine Partners may be deemed to beneficially own the foregoing shares. The address of BlueLine Capital Partners, LP and BlueLine Capital Partners II, LP is 402 Railroad Avenue, Suite 201, Danville, CA 94526.
(16)	Consists of: (i) 3,222,700 shares of common stock held by Jurika Family Trust U/A 3/17/1989, (ii) 498,900 shares of common stock held by William K. Jurika IRA, (iii) 2,700 shares of common stock held by Michelle Jurika IRA, (iv) 100,766 shares of common stock issuable upon exercise of warrants held by Jurika Family Trust U/A 3/17/1989, (v) 1,000,000 shares of common stock issuable upon conversion of Series A 6% Secured Convertible Promissory Notes held by Jurika Family Trust U/A 3/17/1989 and (vi) 400,000 shares of common stock issuable upon conversion of Series B 6% Secured Convertible Promissory Notes held by Jurika Family Trust U/A 3/17/1989. William K. Jurika has sole voting and dispositive power over all of the foregoing shares. The address of Jurika Family Trust U/A 3/17/1989 is 42 Glen Alpine Road, Piedmont, CA 94611.
(17)	Based on information provided in Schedule 13G filed with the SEC on October 7, 2005. Includes 403,063 shares of common stock issuable upon the exercise of presently exercisable warrants. RIT Capital Partners plc’s business address is 27 St. James’s Place, London SW1A 1NR, England.

PROPOSAL 1

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

We are asking our stockholders to approve an amendment to AXS-One’s certificate of incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 125,000,000. As of October 1, 2007, 37,536,425 shares of common stock were issued and outstanding. An aggregate of 10,783,350 shares of common stock are reserved for issuance upon conversion of outstanding warrants, upon conversion of secured convertible notes or upon conversion of options outstanding or eligible to be granted under our equity incentive plans. In addition, there currently are, and will continue to be, 5,000,000 authorized shares of preferred stock. As of October 1, 2007, no shares of preferred stock were outstanding. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Subject to stockholder approval, the first paragraph of Article 4 of our certificate of incorporation, as amended, will read as follows:

‘‘FOURTH. The Corporation shall be authorized to issue 130,000,000 shares of capital stock, which shall be divided into 125,000,000 shares of Common Stock, $.01 par per share (the ‘‘Common Stock’’) and 5,000,000 shares of Preferred Stock, with par value of one cent ($.01) per share, which shall be issued from time to time in one or more series.’’

Our board of directors unanimously approved this amendment to our certificate of incorporation in October 2007. Our board of directors believes it is in the best interests of AXS-One to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning future business needs. The purposes for which additional authorized stock could be issued include, but are not limited to, funding of our capital needs and corporate growth, corporate mergers and acquisitions, grants under employee stock plans, and for stock splits and stock dividends. If this proposal is not adopted, our flexibility in raising capital and pursuing acquisitions would be severely limited.

Our board of directors will determine whether, when and on what terms the issuance of shares of common stock may be warranted. We will be permitted to issue the additional shares of common stock without further action by the stockholders unless such action is required by applicable law or by the rules of any applicable stock exchange. Stockholders do not have pre-emptive rights with respect to the issuance of additional shares of common stock. We currently have no arrangements, commitments or understandings with respect to the sale or issuance of any additional shares of common stock, except in connection with the options outstanding or to be granted under the Company’s stock option plans and outstanding warrants and convertible promissory notes.

If this proposal is approved, we will file an amendment to our certificate of incorporation with the Delaware Secretary of State containing the language set forth above as soon as practicable after the special meeting to effect the increase in the authorized shares of our common stock.

Except in certain cases such as a stock dividend, the issuance of additional shares of common stock would have the effect of diluting the voting power and ownership of existing stockholders. In addition, another effect of the approval of this proposal, although not a factor in the board of directors’ decision to propose the amendment, may be to enable the board to issue shares of common stock in a manner that might have the effect of discouraging or making it more difficult for a third party to obtain control of AXS-One by means of a merger, tender offer, proxy contest or other approach.

The board of directors recommends that stockholders vote ‘‘FOR’’ the amendment to the certificate of incorporation increasing our authorized number of shares of common stock.

STOCKHOLDER PROPOSALS

In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at the 2008 annual meeting of stockholders must be received by our Secretary no later than December 14, 2007, if such proposals are to be considered for inclusion in our proxy statement and form of proxy. In addition, if a stockholder does not advise us by March 1, 2008 that the stockholder intends to submit a proposal to our stockholders that will not be included in our proxy statement, the proxies named in our form of proxy may exercise their discretionary authority in voting on the stockholder’s proposal.

OTHER MATTERS

Management knows of no matters that are to be presented for action at the special meeting other than that set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

By Order of the Board of Directors,
/s/ William P. Lyons William P. Lyons Chairman of the Board and Chief Executive Officer

Rutherford, New Jersey
October 22, 2007

Attachment A

AXS-ONE INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS – NOVEMBER 29, 2007

(This Proxy is Solicited by the Board of Directors of the Company)

The undersigned stockholder of AXS-One Inc. hereby appoints William P. Lyons, Chairman and Chief Executive Officer and Joseph P. Dwyer, Executive Vice President, Chief Financial Officer and Treasurer and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of AXS-One Inc. to be held at the Company’s offices located at 301 Route 17 North, Rutherford, NJ 07070, telephone number (201) 935-3400 on November 29, 2007, at 10:00 a.m. or any adjournment thereof.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

AXS-ONE INC.

November 29, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. To approve an amendment to the certificate of incorporation to increase the authorized common stock of the Company from 50,000,000 shares to 125,000,000 shares. ☐ FOR ☐ AGAINST ☐ ABSTAIN

2. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 50,000,000 SHARES TO 125,000,000 SHARES.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.